UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2014

______________

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

______________

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b)

On June 26, Thomas M. Kilroy, Executive Vice President of Intel Corporation (Intel) and General Manager of the Sales and Marketing Group (SMG) announced that he was returning from his leave of absence on July 17, but that he did not intend to return to his position as General Manager of SMG.  Greg Pearson, who heads Worldwide Sales and Operations (WSOG), has led SMG during Mr. Kilroy’s leave and will continue in his role until a successor is chosen.  Mr. Kilroy will the lead the transition and advise on both the sales and marketing aspects of Intel’s business. After the transition is complete, Mr. Kilroy will work on corporate strategy in close partnership with Intel’s President, Renée James.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: June 27, 2014	Cary I. Klafter Corporate Secretary